SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ] Definitive Additional Materials

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                              Franklin Equity Fund
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                             FRANKLIN EQUITY FUND

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for July 14, 2000 at 10:00 a.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).



                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.





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A LETTER FROM THE PRESIDENT

Dear Shareholders:

Enclosed for your consideration are a number of important matters relating to your investment in Franklin Equity Fund (the "Fund") in connection with a Special Meeting of Shareholders. The materials which we have included describe proposals that will affect the future of your fund.

The Board of Directors recommends that, among other items, you cast your vote in favor of:

    1.   Electing a Board of Directors;

    2. Ratifying the appointment by the Directors of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ended June 30, 2000;

    3.   Amending eight of the Fund's fundamental investment restrictions;

    4.   Eliminating six of the Fund's fundamental investment restrictions;

    5.   Changing the name of the Fund to "Franklin Growth and Income Fund";
         and

    6. Reorganizing the Fund from a California corporation to a Delaware business trust.

  PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT, FILL OUT, SIGN AND RETURN THE
                              ENCLOSED PROXY CARD

To provide additional investment opportunities for the Fund, we have proposed amending or eliminating certain of the Fund's fundamental investment restrictions. We also have proposed that the Fund be reorganized as a Delaware business trust because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations. In addition, we are asking you to agree to change the name of the Fund to the "Franklin Growth and Income Fund" to better reflect its philosophy and enhance its position in the marketplace.

We also ask you to confirm the Board's recommendations by electing the nominated Directors and ratifying the selection of the independent auditors.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Your vote is important to the Fund. On behalf of the Directors, thank you in advance for considering these issues and for promptly returning your proxy card.

                            Sincerely,

                            Charles E. Johnson
                            President



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                             FRANKLIN EQUITY FUND

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON JULY 14, 2000

A Special Shareholders' Meeting ("Meeting") of Franklin Equity Fund (the "Fund"), will be held at the Fund's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 10:00 a.m. (Pacific time), on July 14, 2000.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

     1.   To elect a Board of Directors.

     2. To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ended June 30, 2000.

     3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals).

          (a) To amend the Fund's fundamental investment restriction regarding borrowing;

          (b) To amend the Fund's fundamental investment restriction regarding underwriting;

          (c) To amend the Fund's fundamental investment restriction regarding lending;

          (d) To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities;

          (e) To amend the Fund's fundamental investment restriction regarding short sales and issuing senior securities;

          (f) To amend the Fund's fundamental investment restriction regarding industry concentration; and

          (g) To amend the Fund's fundamental investment restriction regarding diversification of investments.

     4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

     5. To approve the reorganization of the Fund from a California corporation to a Delaware business trust.

     6. To amend the Fund's charter to change the Fund's name to "Franklin Growth and Income Fund" in the event that Proposal 5 is not approved.

     7. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed May 17, 2000 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.

                            By Order of the Board of Directors,



                            Deborah R. Gatzek
                            Secretary



San Mateo, California
June 1, 2000

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Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.
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                               TABLE OF CONTENTS

                                                               PAGE

PROXY STATEMENT

Information About Voting ...................................     1

Proposal 1:  To Elect a Board of Directors .................     3

Proposal 2:  To Ratify the Selection of
             PricewaterhouseCoopers LLP as
             Independent Auditors for the Fund..............    10

Proposal 3:  To Approve Amendments to Certain of the
             Fund's Fundamental Investment Restrictions
             (Includes Seven (7) Sub-Proposals) ............    12

   3a:  Borrowing...........................................    12

   3b:  Underwriting........................................    13

   3c:  Lending.............................................    14

   3d:  Real Estate and Commodities.........................    14

   3e:  Short Sales and Issuing Senior Securities...........    15

   3f:  Industry Concentration..............................    16

   3g:  Diversification of Investments......................    17

Proposal 4: To Approve the Elimination of Certain of the Fund's
            Fundamental Investment Restrictions.............    18

Proposal 5: To Approve the Reorganization of the Fund From a California
            Corporation to a Delaware Business Trust........    21

Proposal 6: To Amend the Fund's Charter to Change the Fund's Name to
            "Franklin Growth and Income Fund" in the Event that Proposal 5
            is Not Approved.................................    25

Proposal 7: Other Business .................................    26

EXHIBITS

Exhibit A: Fundamental Investment Restrictions
           Proposed to be Amended or Eliminated..............  A-1

Exhibit B: Agreement and Plan of Reorganization  ............  B-1

Exhibit C:Comparison and Significant Differences Between Delaware
        Business Trusts and California Corporations.........   C-1



                             FRANKLIN EQUITY FUND

                                PROXY STATEMENT

INFORMATION ABOUT VOTING

WHO IS ASKING FOR MY VOTE?

The Board of Directors of Franklin Equity Fund (the "Fund"), in connection with the Special Meeting of the Shareholders of the Fund to be held July 14, 2000 (the "Meeting"), have requested your vote on several matters.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on May 17, 2000 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about June 1, 2000.

On what issues am I being asked to vote?

You are being asked to vote on the following proposals:

1.  To elect a Board of Directors;

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ended June 30, 2000;

3.  To amend certain of the Fund's fundamental investment restrictions;

4.  To eliminate certain of the Fund's fundamental investment restrictions;

5. To approve the reorganization of the Fund from a California corporation to a Delaware business trust;

6. To amend the Fund's charter to change the Fund's name to "Franklin Growth and Income Fund" in the event that Proposal 5 is not approved; and

7. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors unanimously recommend that you vote:

1.  FOR the election of all nominees as Directors;

2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ended June 30, 2000;

3. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

4. FOR the elimination of the Fund's fundamental investment restrictions proposed to be eliminated;

5. FOR the reorganization of the Fund from a California corporation to a Delaware business trust;

6. FOR the amendment to the Fund's charter to change the Fund's name to "Franklin Growth and Income Fund" in the event that Proposal 5 is not approved; and

7. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting or any adjournment thereof.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 7, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 7, your shares will be voted as follows: IN FAVOR of the nominees for the Board of Directors (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3g), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions, (Proposal 4), IN FAVOR of the reorganization of the Fund from a California corporation to a Delaware business trust (Proposal 5), IN FAVOR of amending the Fund's charter to change the Fund's name to "Franklin Growth and Income Fund" in the event that Proposal 5 is not approved by shareholders, (Proposal 6), and/or IN FAVOR of granting the proxyholders named in the proxy card the authority to vote in their discretion as to any other matters that may properly come before the Meeting or any adjournment (Proposal 7).

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.



                                 THE PROPOSALS

                   PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS

WHO ARE THE NOMINEES FOR THE BOARD OF DIRECTORS?

The Board of Directors consists of nine (9) persons. The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors meet monthly and review the Fund's performance. The Directors also oversee the services provided to the Fund by the investment advisor and the Fund's other service providers.

The nominees for election to the Board of Directors are: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Charles B. Johnson, Charles E. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Gordon S. Macklin and R. Martin Wiskemann (collectively, the "Nominees") who presently comprise the entire Board. All nine Directors are directors and/or trustees of other investment companies in the Franklin Group of Funds(R) and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Investments"). In addition, Charles B. Johnson, Charles E. Johnson, and Rupert H. Johnson, Jr. are senior officers of Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company. The principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 16%, respectively, of Resources' outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agency and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN).

Each Nominee is currently eligible and has consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Directors, and the election and qualification of their successors. Election of a Director is by a plurality vote, which means that the nine individuals receiving the greatest number of votes at the Meeting will be deemed to be elected. If any of the Nominees should become unavailable, the proxyholders named in the proxy card will vote in their discretion for another person or other persons who may be nominated as Directors.

Listed below for each Nominee, is a brief description of his recent professional experience and ownership of shares of the Fund and shares of all of the investment companies in Franklin Templeton Investments.




                                                       SHARES BENEFICIALLY
                                   FUND SHARES              OWNED IN
                                OWNED BENEFICIALLY     FRANKLIN TEMPLETON
                                  AND % OF TOTAL           INVESTMENTS
NAME, PRINCIPAL OCCUPATION         OUTSTANDING        (INCLUDING THE FUND)
DURING PAST FIVE YEARS AND AGE   ON MAY 10, 2000     AS OF DECEMBER 31, 1999

Frank H. Abbott, III                   None                  923,419
DIRECTOR SINCE 1965

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin
Templeton Investments; and formerly, Director,
MotherLode Gold Mines Consolidated (gold mining) and
Vacu-Dry Co. (food processing) (until 1996).
Age 79.

Harris J. Ashton                        3,474**            1,509,048
DIRECTOR SINCE 1982

Director, RBC Holdings, Inc. (bank holding company) and
Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and formerly, President,
Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers)
(until 1998). Age 67.

S. Joseph Fortunato                       231**              583,059
DIRECTOR SINCE 1989

Member of the law firm of Pitney, Hardin, Kipp & Szuch;
director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments.
Age 67.

Charles B. Johnson*+                    16,028**          22,129,668
CHAIRMAN OF THE BOARD SINCE 1993
AND DIRECTOR SINCE 1976

Chairman of the Board, Chief Executive Officer, Member -
Office of the Chairman and Director, Franklin Resources
Inc., Chairman of the Board and Director, Franklin
Investment Advisory Services, Inc.; Chairman of the
Board, Franklin Advisers, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director,
Franklin/Templeton Investor Services, Inc. and Franklin
Templeton Services, Inc; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments. Age 67.

Charles E. Johnson*+                       None            257,557
PRESIDENT AND DIRECTOR SINCE 1993

President, Member - Office of the President and
Director, Franklin Resources, Inc.; Senior Vice
President, Franklin Templeton Distributors, Inc.;
President and Director, Templeton Worldwide, Inc. and
Franklin Advisers, Inc.; Director, Templeton Investment
Counsel, Inc.; President, Franklin Investment Advisory
Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton
Investments. Age 43.

Rupert H. Johnson, Jr.*+                 15,415**       15,174,056
VICE PRESIDENT SINCE 1973 AND DIRECTOR SINCE 1982

Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; Executive Vice
President and Director, Franklin Templeton Distributors,
Inc.; Director, Franklin Advisers, Inc., Franklin
Investment Advisory Services, Inc. and
Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
and of 52 of the investment companies in Franklin
Templeton Investments. Age 59.

Frank W. T. LaHaye                       1,673**        1,281,673
DIRECTOR SINCE 1960

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land
Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and formerly, General
Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture Funds. Age 71.

Gordon S. Macklin                         None           443,628
DIRECTOR SINCE 1997

Director, Martek Biosciences Corporation, MCI WorldCom,
Inc. (information services), MedImmune, Inc.
(biotechnology), Overstock.com (internet services),
White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht and Quist Group
(investment banking) (until 1992), and President,
National Association of Securities Dealers, Inc. (until
1987). Age 72.

R. Martin Wiskemann*                   164,964**       13,515,535
VICE PRESIDENT SINCE 1973 AND DIRECTOR SINCE 1960

Senior Vice President, Portfolio Manager and Director,
Franklin Advisers, Inc.; Senior Vice President, Franklin
Management, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in Franklin Templeton Investments; and formerly, Vice President and Director, ILA Financial
Services, Inc. (until 1998). Age 73.

*This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of Directors. Messrs. Johnson, Johnson, Johnson, Jr. and Wiskemann are interested persons due to their employment affiliation with Resources and with Franklin Advisers, Inc., the Fund's investment manager. The remaining Directors ("noninterested Directors") are not interested persons of the Fund. +Charles B. Johnson and Rupert H. Johnson, Jr. are brothers, and the father and uncle, respectively, of Charles E. Johnson.
**Less than 1% of the outstanding shares of the Fund.

HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

The Directors anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the investment management services furnished to the Fund by Franklin Advisers, Inc. ("Advisers") and various other service providers. Advisers is wholly owned by Resources. The Fund pays the noninterested Directors $325 per month plus $300 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting.

During the fiscal year ended June 30, 1999 there were 11 meetings of the Board and one meeting of the Audit Committee. Each of the Directors attended at least 75% of the total number of meetings of the Board except for Charles
E. Johnson who attended 64% of the meetings. There was 100% attendance at the meeting of the Audit Committee.

Certain Directors and executive officers ("Executive Officers") of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from Franklin Templeton Investments by Advisers and its affiliates. Advisers or its affiliates pay the salaries and expenses of the Executive Officers. No pension or retirement benefits are accrued as part of Fund expenses.

The fees payable to noninterested board members by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton
Investments. The following table shows the fees paid to noninterested Directors by the Fund and by Franklin Templeton Investments.

                                                            NUMBER OF
                                                            BOARDS IN THE
                           TOTAL FEES     TOTAL FEES        FRANKLIN TEMPLETON
                            RECEIVED     RECEIVED FROM      GROUP OF FUNDS
                            FROM THE  FRANKLIN TEMPLETON    ON WHICH EACH
NAME OF DIRECTOR            FUND 1 ($) INVESTMENTS 2 ($)    DIRECTOR SERVES 3

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Frank H. Abbott, III          5,115       156,060           28
Harris J. Ashton              5,730       363,165           48
S. Joseph Fortunato           5,337       363,238           50
Frank W. T. LaHaye            5,415       156,060           28
Gordon S. Macklin             5,730       363,165           48

1. For the fiscal year ended June 30, 1999.
2. For the calendar year ended December 31, 1999.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

The preceding table indicates the total fees paid to Directors by the Fund individually, and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable noninterested Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds, and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for Board members elected for the first time to a Board. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

Executive Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer (with the exception of Messrs. Johnson, Johnson, Johnson, Jr. and Wiskemann, whose biographical information is included above), is a brief description of his or her recent professional experience:

Name and Offices       Principal Occupation
with the Fund          During Past Five Years and Age

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Harmon E. Burns
VICE PRESIDENT SINCE 1986

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments. Age 55.

Martin L. Flanagan
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER SINCE 1995

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President, Chief Financial Officer and Director, Franklin/Templeton Investor Services, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments. Age 39.

Deborah R. Gatzek
SECRETARY SINCE 1986

Partner, Stradley, Ronon, Stevens & Young, LLP; officer of 34 of the investment companies in Franklin Templeton Investments; and formerly, Senior Vice President and General Counsel, Franklin Resources, Inc., Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc., Executive Vice President, Franklin Advisers, Inc., Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; and Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc. (until January 2000). Age 51.

David P. Goss
VICE PRESIDENT SINCE JANUARY 2000

Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996). Age 53.

Barbara J. Green
VICE PRESIDENT SINCE JANUARY 2000

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979). Age 52.

Edward V. McVey
VICE PRESIDENT SINCE 1985

Senior Vice President, Franklin Templeton Distributors, Inc., and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments. Age 62.

Kimberley Monasterio
TREASURER AND PRINCIPAL ACCOUNTING OFFICER SINCE 1999

Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments. Age 36.

Murray L. Simpson
VICE PRESIDENT SINCE JANUARY 2000

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999). Age 62.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 1

     PROPOSAL 2: TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                       INDEPENDENT AUDITORS FOR THE FUND

HOW ARE INDEPENDENT AUDITORS SELECTED?

The Board has a standing Audit Committee consisting of Messrs. Abbott and LaHaye, both of whom are noninterested Directors. The Audit Committee reviews the arrangements for and scope of the audit conducted by the Fund's independent auditors, oversees the Fund's accounting and financial policies, practices and internal controls, and submits a recommendation to the full Board as to the selection of independent auditors.

WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

For the last fiscal year, the Board, including all of the noninterested Directors, selected as auditors the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105. Coopers & Lybrand L.L.P. served as the independent auditors for the Fund from 1974 until 1998. Pricewaterhouse Coopers LLP is the successor entity to a 1998 combination of Coopers & Lybrand L.L.P. with Price Waterhouse LLP. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated June 30, 1999, and certain related U.S. Securities and Exchange Commission ("SEC") filings. The auditors give an opinion on the financial statements in the Fund's Annual Report to Shareholders.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 2

                      INTRODUCTION TO PROPOSALS 3 AND 4.

WHY IS THE FUND AMENDING OR ELIMINATING CERTAIN OF ITS FUNDAMENTAL INVESTMENT RESTRICTIONS?

The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Directors without shareholder approval.

After the Fund was reorganized as a California corporation in 1984, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. The Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Directors recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions.

By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Directors believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

The proposed restrictions satisfy current federal regulatory requirements, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund nor will the changes materially affect the manner in which the Fund is managed.

The Fund's existing investment restrictions, together with the recommended changes to the restrictions, are detailed in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote on each Sub-Proposal in Proposal 3 separately.


PROPOSAL 3:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
            INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3A - 3G)

SUB-PROPOSAL 3A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

As described in the Fund's current investment restriction number 3, the Fund is presently limited to borrowing up to 5% of assets, rather than the 331/3% allowed under current law. The proposed revision would increase this borrowing limit to the legally permissible limit of 331/3%. The proposed restriction would also clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person in a private transaction not intended for public distribution for temporary or emergency purposes, but (3) in any event all borrowings must not exceed 331/3% of total assets. The Fund's current restriction also states that the Fund may not borrow for investment purposes in excess of 5% of the value of the Fund's assets. The 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets. The Fund, however, has no current intention of changing the way it operates to take advantage of the increased flexibility associated with removing this restriction on its ability to make additional investments while borrowings exceed 5%.

The proposed restriction also permits the Fund to borrow cash from investment companies in Franklin Templeton Investments. The SEC recently granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other Franklin and Templeton funds. The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the exemptive order, to borrow money from other Franklin and Templeton funds at rates which are no less favorable than those which the Fund would receive if it borrowed from banks or other lenders.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

SUB-PROPOSAL 3B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

The Fund's current restriction number 5 relating to underwriting is combined with a restriction relating to acquiring restricted securities. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from the Fund's restriction relating to acquiring restricted securities. The restriction on acquiring restricted securities is proposed to be eliminated (see Proposal 4).

WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE
FUND?

The proposed restriction is similar to the current investment restriction number 5. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 3C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically carves out such policies from its prohibitions. In addition, the Fund's current fundamental restriction explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of other securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The proposed restriction is similar to the Fund's current restriction number 2, but would provide the Fund with somewhat greater lending flexibility. Although the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund with additional flexibility to make loans to investment companies. Franklin Templeton Investments, including the Fund, recently received an exemptive order from the SEC that permits the Fund to lend cash to other Franklin and Templeton funds. The proposed restriction permits the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to other Franklin Templeton investment companies would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

Sub-Proposal 3d: To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities.

Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund's real estate and commodities restrictions are currently contained in two separate investment restrictions. The proposed restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

WHAT EFFECT WILL AMENDING THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

REAL ESTATE: The proposed real estate restriction is substantially the same as the real estate limitation contained in the Fund's current restriction number 10. Accordingly, the Fund will continue to be prohibited from directly investing in real estate, but will be permitted to purchase or sell securities of real estate investment trusts.

The Fund's current restriction relating to real estate is combined with a restriction relating to investments in other investment companies in investment restriction number 10. The adoption of this Sub-Proposal would result in the separation of the Fund's real estate restriction from the Fund's fundamental investment restriction relating to investments in other investment companies and its combining with the Fund's commodities restriction. The restriction on investing in other investment companies is proposed to be eliminated (see Proposal 4).

COMMODITIES: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes.

The proposed commodities restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has for many years had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.

The Fund's current restriction number 7 relating to commodities is combined with a restriction relating to the maintenance of margin accounts. The adoption of this Sub-Proposal would result in the separation of the Fund's commodities restriction from the Fund's fundamental investment restriction relating to investments in margin accounts and its combining with the Fund's real estate restriction. The restriction on investing in margin accounts is proposed to be eliminated (see Proposal 4).

SUB-PROPOSAL 3E: TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING SHORT SALES AND ISSUING SENIOR SECURITIES.

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or liquid securities to meet the SEC staff's collateralization requirements. This procedure limits a fund's ability to engage in these types of transactions and thereby limits a fund's exposure to risk associated with these transactions.

WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING SHORT SALES AND ISSUING SENIOR SECURITIES HAVE ON THE FUND?

The proposed restriction would amend the Fund's current investment restriction number 8 and would permit the Fund to engage in forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed restriction also would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restriction because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

SUB-PROPOSAL 3F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states.

WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

The proposed restriction would amend the Fund's current restriction by clarifying the concentration policy's application to the Fund's "net" assets. Further, the new restriction provides the Fund with additional flexibility because it exempts from the 25% limitation securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or the securities of other investment companies as permitted by the 1940 Act. Such investment flexibility will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund is currently managed as the Fund does not intend to begin concentrating in U.S. government securities or in shares of other investment companies.

SUB-PROPOSAL 3G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION OF INVESTMENTS.

The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets, more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

WHAT EFFECT WILL AMENDING THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

The Fund's current diversification restriction applies the 5% and 10% limitations as to 100% of the Fund's total assets, rather than the lower statutorily imposed 75% limit. Further, although the 1940 Act excludes the securities of other investment companies as well as those of the U.S. government and its agencies and instrumentalities, the current restriction does not include such a carve-out for the securities of other investment companies and the U.S. government securities carve-out is general and does not encompass all aspects of the 1940 Act diversification provision.

The proposed restriction excludes from the 5% and 10% limitations the purchase by the Fund of the securities of other investment companies. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction number 1 would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

Amending the Fund's diversification policy would make it consistent with the definition of a diversified investment company under the 1940 Act with respect to the securities of other investment companies and U.S. government securities, and would provide the Fund with greater investment flexibility. The proposed investment restriction also clarifies that the 5% and 10% limitations do not apply to 25% of the Fund's total assets. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the Fund is managed.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU APPROVE SUB-PROPOSALS 3A-3G

PROPOSAL 4: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
            INVESTMENT RESTRICTIONS

WHICH SIX (6) FUNDAMENTAL INVESTMENT RESTRICTIONS ARE THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

Some of the Fund's fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions since such positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 6, 9 and 11, and certain parts of restrictions 5, 7 and 10, among its fundamental investment restrictions. Advisers has recommended, and the Board has determined, that all of these current fundamental investment restrictions be eliminated.

The exact wording of these six restrictions, (referred to in this Proposal 4 as the "Restrictions") has been included in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

RESTRICTED SECURITIES:

The Fund's current fundamental investment restriction number 5, in part, limits the Fund's ability to acquire any kind of unregistered security. This restriction was drafted to accommodate old state restrictions on the purchase of restricted securities, which are no longer required, as well as to address the SEC's requirement relating to illiquid security investments by a fund. As currently drafted, however, it is more restrictive than the SEC position which permits funds to invest up to 15% of their assets in illiquid or restricted securities. Elimination of this fundamental restriction would permit the Fund to take advantage of the current SEC position. Although the Fund's policy relating to illiquid securities would not be fundamental, the Fund would still be subject to the SEC rules and regulations in this area.

CONTROL OR MANAGEMENT:

The Fund's current fundamental investment restriction number 6 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it may be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

Eliminating the restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management.

MARGIN ACCOUNTS:

The Fund's current fundamental investment restriction number 7 limits the Fund's ability to purchase securities on margin. This restriction was originally included in the Fund's list of investment limitations in response to the various state law requirements to which mutual funds were subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to purchase securities on margin raises senior security issues and is specifically prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's inability to purchase on margin. Finally, the Fund has not previously, nor does it currently intend to engage in these investment activities.

THREE YEARS OF COMPANY OPERATION:

The Fund's current fundamental investment restriction number 9 limits the Fund's ability to invest in companies which have a record of less than three years continuous operation. Under NSMIA, this limitation is not required to be a fundamental investment restriction. Elimination of this fundamental investment restriction would permit the Fund to invest in a relatively new company, if it otherwise met the Fund's investment criteria. Securities of unseasoned companies present greater risks than securities of more established companies. Elimination of this restriction may, therefore, increase the risks to the Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES:

The Fund's current fundamental investment restriction number 10 limits the Fund's ability to invest in the securities of other open-end investment companies, except where there is no commission other than ordinary brokerage commission paid, or in connection with a merger, consolidation, acquisition or reorganization. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

The current restriction also permits investments by the Fund in shares of a money market fund, subject to certain conditions. Although eliminating the present restriction would continue to permit the Fund to invest cash held at the end of the day in money market funds, it would not subject the Fund to the limiting conditions on investing in money market funds contained in the current restriction. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, (as described in Sub-Proposal 3g), since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies in certain limited circumstances.

Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities except with respect to cash investments in accordance with the Cash Sweep Order.

MANAGEMENT OWNERSHIP OF SECURITIES:

The Fund's current restriction fundamental investment number 11 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Directors and officers of the Fund, or its investment manager, Advisers. This policy originated many years ago with a now obsolete state securities law. As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act conflict of interest restrictions would still apply to the Fund.

WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

The Board has determined that eliminating the Restrictions is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

The Board does not anticipate that eliminating the Restrictions will result in any additional risk to the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these six areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions except to the limited extent described above.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 4

PROPOSAL 5:  TO APPROVE THE REORGANIZATION OF THE FUND FROM A CALIFORNIA
             CORPORATION TO A DELAWARE BUSINESS TRUST

WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

The Directors recommend that you approve a change in the place of organization of the Fund from a California corporation to a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Directors has approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B. The Plan provides for the Reorganization, which involves the continuation of the Fund, (referred to in this Proposal 5 as the "CA Corporation") in the form of a newly created Delaware business trust, named "Franklin Growth and Income Fund" (and referred to in this Proposal 5 as the "DE Trust").

The DE Trust will have the same investment objective, policies and restrictions as the CA Corporation. This means that the DE Trust's fundamental investment policies and restrictions will reflect the results of the shareholders' vote on Proposals 3 and 4 of this proxy statement. The Directors, officers and employees will be the same, and will operate the DE Trust in the same manner as they previously operated the CA Corporation. On the closing date of the Reorganization, you will hold an interest in the DE Trust that is equivalent to your interest in the CA Corporation. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

WHY IS MANAGEMENT CHANGING THE NAME OF THE FUND?

Management has proposed changing the name of the Fund to "Franklin Growth and Income Fund" whether the Fund continues to be organized as a California corporation (see Proposal 6), or whether it becomes a Delaware business trust, as described in this Proposal 5. Management has determined, and the Directors have agreed, that changing the Fund's name will better position the Fund within a competitive marketplace, as well as distinguish the Fund from other Franklin funds and competitors.

It is also anticipated that renaming and repositioning the Fund will help attract additional assets to the Fund which could benefit shareholders through a potentially lower expense ratio per shareholder. Renaming the Fund is expected to create only minimal changes to the Fund's current portfolio and to have only a minimal impact on the Fund's current portfolio management techniques.

WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?

The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as California corporations. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. The Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Delaware law also provides favorable state tax treatment. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the DE Trust.

A comparison of the Delaware business trust law and the California General Corporation law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the CA Corporation, are included in Exhibit C, which is entitled, "Comparison and Significant Differences Between Delaware Business Trusts and California Corporations."

The Reorganization also would increase uniformity among Franklin Templeton Investments, since many of the funds are already organized as Delaware business trusts, and the Delaware trust form has been chosen for new Franklin and Templeton funds that have been created over the past few years. Increased uniformity among the funds, many of which share common Directors, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

For these reasons, the Directors believe that it is in the best interests of the shareholders to approve the Reorganization.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust will continue the business of the CA Corporation with the same investment objective and policies as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the CA Corporation. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the CA Corporation. As the successor to the CA Corporation's operations, the DE Trust will adopt the CA Corporation's registration statement under the federal securities laws with amendments to show the new Delaware business trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the CA Corporation. To accomplish the Reorganization, the Plan provides that the CA Corporation will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the CA Corporation, which will then distribute those shares pro rata to you as a shareholder of the CA Corporation. Through this procedure you will receive exactly the same number and dollar amount of shares of the DE Trust as you previously held in the CA Corporation. The net asset value of each share of the DE Trust will be the same as that of the CA Corporation on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the CA Corporation that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the CA Corporation will be dissolved and will go out of existence.

The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the CA Corporation's shareholders. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the CA Corporation will continue to operate as a corporation under the laws of the State of California.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

As a result of the Reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and Advisers. The new management agreement will be substantially identical to the current management agreement between Advisers and the CA Corporation. It is anticipated that there will be no material change to the investment management agreement as a result of the Reorganization.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

The DE Trust will enter into agreements with Franklin/Templeton Investor Services, Inc. for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in place for the CA Corporation. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the CA Corporation.

As of the effective date of the Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the CA Corporation. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must vote on the following:
(1) election of Directors; (2) selection of the independent auditors; and (3) approval of initial investment management agreement for the fund.

Theoretically, if the Reorganization is approved, the shareholders would need to vote on these three items for the DE Trust. In fact, the DE Trust must have shareholder approval of these items or else it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Reorganization also will constitute the requisite shareholder approval for the Plan contained in Exhibit B, and also, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election of the Directors of the CA Corporation who are in office at the time of the Reorganization as Trustees of the DE Trust1; (2) the selection of PricewaterhouseCoopers LLP as independent auditors for the DE Trust; and (3) a new investment management agreement between the DE Trust and Advisers, which is substantially identical to the investment management agreement currently in place for the CA Corporation.

Prior to the Reorganization, the officers will cause the CA Corporation, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

The DE Trust was created on March 21, 2000 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with a par value of $0.01 per share. The shares of the DE Trust will be allocated into four classes to correspond to the current four classes of shares of the CA Corporation.

As of the effective date of the Reorganization, shares of the respective classes of the CA Corporation and the DE Trust will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, have the same conversion rights, and have no preemptive or subscription rights. Shares of the respective classes of both the DE Trust and the CA Corporation will have equal voting and liquidation rights and have one vote per share. However, as permitted by California law, the CA Corporation provides for cumulative voting in the election of its Directors, while the DE Trust does not provide for cumulative voting in the election of its Trustees. The DE Trust also will have the same fiscal year as the CA Corporation.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the Reorganization will benefit the CA Corporation and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the CA Corporation, whether or not the Reorganization is approved by shareholders.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the CA Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the DE Trust and the CA Corporation, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the CA Corporation for the shares of the DE Trust, the transfer of such shares to the holders of shares of the CA Corporation, and the dissolution of the CA Corporation pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the CA Corporation, the DE Trust, or the shareholders of either the CA Corporation or the DE Trust.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell CA Corporation shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the CA Corporation. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust. The value of your shares will not be affected by the Reorganization.

WHAT IS THE EFFECT OF MY "YES" VOTE?

By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware trust, with its Trustees, independent auditors, investment management agreement and distribution plans already in place, and all such arrangements that are substantially identical to those of the CA Corporation.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 5

PROPOSAL 6: TO AMEND THE FUND'S CHARTER TO CHANGE THE FUND'S NAME TO "FRANKLIN
            GROWTH AND INCOME FUND" IN THE EVENT THAT PROPOSAL 5 IS NOT
            APPROVED

WHY IS THE BOARD RECOMMENDING THAT THE FUND'S NAME BE CHANGED?

As described above in Proposal 5, Management has determined, and the Board has agreed, that the Fund's name should be changed to "Franklin Growth and Income Fund." This name change would enable the Fund to more clearly position itself within a competitive marketplace, as well as help distinguish the Fund from other Franklin funds and competitors. It is also anticipated that renaming and repositioning the Fund will help attract additional assets to the Fund. Additional assets could benefit shareholders through a potentially lower expense ratio per shareholder.

Renaming the Fund is expected to create only minimal changes to the Fund's current portfolio since the Fund has historically been managed for growth as a primary objective, with dividend income as a secondary objective. If the name change is approved, the Fund will continue to invest primarily in the equity securities of growth companies. The Fund, however, will start paying dividends quarterly, as opposed to semi-annually.

WHY IS THE FUND'S CHARTER BEING AMENDED TO CHANGE THE FUND'S NAME?

Since the name of the Fund is set forth in the Fund's Articles of Incorporation, as amended (the "Charter"), under state law an amendment to the Charter is necessary to legally change the Fund's name. Currently,
Article I of the Fund's Charter states: "The name of this corporation is Franklin Equity Fund." If this Proposal 6 to change the Fund's name is approved, Article I of the Fund's Charter would be amended to read as follows: "The name of this corporation is Franklin Growth and Income Fund." Approving this amendment, and filing the amendment with the State of California, would legally change the name of the Fund.

WHAT EFFECT WOULD APPROVAL OF PROPOSAL 5 HAVE ON THIS PROPOSAL TO AMEND THE FUND'S CHARTER?

If shareholders approve the proposal to reorganize the Fund into a Delaware business trust named "Franklin Growth and Income Fund" (as described above in Proposal 5), an amendment to the Fund's Charter to change the Fund's name under California law would no longer be necessary. However, in the event that Proposal 5 is not approved by shareholders, the Fund would be required to amend its Charter in order to legally change the Fund's name.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 6

PROPOSAL 7: OTHER BUSINESS

The Directors do not intend to bring any matters before the Meeting other than Proposals 1 through 7 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy card will use their best judgment in voting on such matters.

INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is wholly owned by Resources.

THE FUND ADMINISTRATOR. Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Advisers and the Fund's principal underwriter.

THE UNDERWRITER. The underwriter for the Fund is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended June 30, 1999, and its semi-annual report dated December 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 997151, Sacramento, CA 95899-9983.

PRINCIPAL SHAREHOLDERS. As of May 17, 2000, the Fund had 66,993,104.937 shares outstanding of Class A, 740,221.659 shares outstanding of Class B, 10,360,271.908 shares outstanding of Class C, and 730,792.319 shares outstanding of Advisor Class and total net assets of $1,264,324,217. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of May 17, 2000 there were no other entities holding beneficially or of record more than 5% of a class of the Fund's outstanding shares, except as shown for Advisor Class in the following table:

                                                                      PERCENTAGE
NAME AND ADDRESS                                 SHARE CLASS             (%)

FTTC Trust Services FBO Martin Wiskemann IRA      Advisor                22
P.O. Box 5086
San Mateo, CA 94402-0086

FTTC Trustee for ValueSelect                      Advisor                38
Franklin Resources Profit Sharing 401(k) Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Note: Charles B. Johnson and Rupert H. Johnson, Jr. who are officers and directors of the Fund, serve on the Administrative committee of the Franklin Resources, Inc. Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

In addition, to the knowledge of the Fund's management, as of May 10, 2000, the officers and Board members, as a group, owned of record and beneficially 30.61% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes of the Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $111,887 and $143,308. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of Advisers involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the Executive Officers and employees of the Fund, Advisers and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. A majority of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Directors, requires that the nine Nominees receiving the greatest number of votes cast at the Meeting will be elected. In the election of Directors each shareholder entitled to vote may, under California law, cumulate his or her votes and give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of votes to which his or her shares are entitled or distribute his or her votes in the same way among as many candidates as he or she thinks fit. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Sub-Proposals 3a-3g, amendments to fundamental investment restrictions, and Proposal 4, elimination of certain fundamental investment restrictions, both require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. Proposal 5, the reorganization of the Fund from a California corporation to a Delaware business trust; Proposal 6, amending the Fund's charter to change the Fund's name; and Proposal 7, the transaction of any other business, all require the affirmative vote of a majority of the Fund's outstanding shares. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 777 Mariners Island Blvd., San Mateo, CA 94404, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

By order of the Board of Directors,



Deborah R. Gatzek
Secretary

Dated: June 1, 2000
San Mateo, California




                                    EXHIBIT A

                  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED

PROPOSAL                       CURRENT FUNDAMENTAL             PROPOSED FUNDAMENTAL
OR SUB-                         RESTRICTION                    RESTRICTION
PROPOSAL     RESTRICTION       THE FUND MAY NOT:               THE FUND MAY NOT:

3a           Borrowing         3. Borrow money, except for     Borrow money, except that
                               temporary or emergency (but     the Fund may borrow money
                               not investment) purposes, and   from banks or other
                               then only from banks and only   investment companies to the
                               in an amount up to 5% of the    extent permitted by the 1940
                               value of the assets.            Act, or any exemptions
                                                               therefrom which may be
                                                               granted by the SEC, or from
                                                               any person in a private
                                                               transaction not intended for
                                                               public distribution for
                                                               temporary or emergency
                                                               purposes and then in an
                                                               amount not exceeding 331/3%
                                                               of the value of the Fund's
                                                               total assets (including the
                                                               amount borrowed).

3b           Underwriting      5. Underwrite securities of     Act as an underwriter except
                               other issuers . . . .           to the extent the Fund may
                                                               be deemed to be an
                                                               underwriter when disposing
                                                               of securities it owns or
                                                               when selling its own shares.

3c           Lending           2. Make loans to other          Make loans to other persons
                               persons, except by the          except (a) through the
                               purchase of bonds,              lending of its portfolio
                               debentures, or similar          securities, (b) through the
                               obligations which are           purchase of debt securities,
                               publicly distributed or of a    loan participations and/or
                               character usually acquired by   engaging in direct corporate
                               institutional investors or      loans in accordance with its
                               through loans of the fund's     investment objectives and
                               portfolio securities, or to     policies, and (c) to the
                               the extent the entry into a     extent the entry into a
                               repurchase agreement may be     repurchase agreement is
                               deemed a loan.                  deemed to be a loan. The
                                                               Fund may also make loans to
                                                               other investment companies
                                                               to the extent permitted by
                                                               the 1940 Act or any
                                                               exemptions therefrom which
                                                               may be granted by the SEC.

3d           Commodities       7. . . . invest in              Purchase or sell real estate
                               commodities or commodity        and commodities, except that
                               contracts.                      the Fund may purchase or
                                                               sell securities of real
                                                               estate investment trusts,
                                                               may purchase or sell
                                                               currencies, may enter into
                                                               futures contracts on
                                                               securities, currencies, and
                                                               other indices or any other
                                                               financial instruments, and
                                                               may purchase and sell
                                                               options on such futures
                                                               contracts.

3d           Real Estate       10. Invest directly in real     Purchase or sell real estate
                               estate (although the fund may   and commodities, except that
                               invest in real estate           the Fund may purchase or
                               investment trusts). . . .       sell securities of real
                                                               estate investment trusts,
                                                               may purchase or sell
                                                               currencies, may enter into
                                                               futures contracts on
                                                               securities, currencies, and
                                                               other indices or any other
                                                               financial instruments, and
                                                               may purchase and sell
                                                               options on such futures
                                                               contracts.

3e           Short Sales and   8. Effect short sales, unless   Issue securities senior to
             Senior            at the time the fund owns       the fund's presently
             Securities        securities equivalent in kind   authorized shares of
                               and amount to those sold. The   beneficial interest. Except
                               fund has not in the past, nor   that this restriction shall
                               does it currently intend to     not be deemed to prohibit
                               employ this investment          the Fund from (a) making any
                               technique.                      permitted borrowings, loans,
                                                               mortgages or pledges, (b)
                                                               entering into options,
                                                               futures contracts, forward
                                                               contracts, repurchase
                                                               transactions, or reverse
                                                               repurchase transactions, or
                                                               (c) making short sales of
                                                               securities to the extent
                                                               permitted by the 1940 Act
                                                               and any rule or order
                                                               thereunder, or SEC staff
                                                               interpretations thereof.

3f           Industry          4. Invest more than 25% of      Concentrate (invest more
             Concentration     the fund's assets (at the       than 25% of its net assets)
                               time of the most recent         in securities of issuers in
                               investment) in any single       a particular industry (other
                               industry.                       than securities issued or
                                                               guaranteed by the U.S.
                                                               government or any of its
                                                               agencies or
                                                               instrumentalities or
                                                               securities of other
                                                               investment companies).

3g           Diversification   1. Purchase the securities of   Purchase the securities of
             of Investments    any one issuer (other than      any one issuer (other than
                               obligations of the U.S.) if     the U.S. government or any
                               immediately thereafter and as   of its agencies or
                               a result of the purchase, the   instrumentalities or
                               fund would (a) have invested    securities of other
                               more than 5% of the value of    investment companies) if
                               the total assets in the         immediately after such
                               securities of the issuer, or    investment (a) more than 5%
                               (b) hold more than 10% of any   of the value of the Fund's
                               or all classes of the           total assets would be
                               securities of any one issuer.   invested in such issuer or
                                                               (b) more than 10% of the
                                                               outstanding voting
                                                               securities of such issuer
                                                               would be owned by the Fund,
                                                               except that up to 25% of the
                                                               value of the Fund's total
                                                               assets may be invested
                                                               without regard to such 5%
                                                               and 10% limitations.

4            Restricted        5. . . . acquire securities     Proposed to be Eliminated.
             Securities        which, at the time of the
                               acquisition, could be
                               disposed of publicly by the
                               fund only after registration
                               under the Securities Act of
                               1933.

4            Control or        6. Invest in securities for     Proposed to be Eliminated.
             Management        the purpose of exercising
                               management or control of the
                               issuer.

4            Margin Accounts   7. Maintain a margin account    Proposed to be Eliminated.
                               with a securities dealer . .
                               . .

4            Three Years of    9. Invest more than 5% of the   Proposed to be Eliminated.
             Company           fund's total assets in
             Operation         companies which have a record
                               of less than three years
                               continuous operation,
                               including the operations of
                               any predecessor companies.

4            Investment in     10. Invest. . . in the          Proposed to be Eliminated.
             Other             securities of other open-end
             Investment        investment companies, except:
             Companies         (a) where there is no
                               commission other than the
                               customary brokerage
                               commission; except (b) that
                               securities of another
                               open-end investment company
                               may be acquired pursuant to a
                               plan of reorganization,
                               merger, consolidation or
                               acquisition; and (c) except
                               to the extent the fund
                               invests its uninvested daily
                               cash balances in shares of
                               Franklin Money Fund and other
                               money market funds in the
                               Franklin Group of Funds(R)),
                               provided i) its purchases and
                               redemptions of such money
                               market fund shares may not be
                               subject to any purchase or
                               redemption fees, ii) its
                               investments may not be
                               subject to duplication of
                               management fees, nor to any
                               charge related to the expense
                               of distributing the fund's
                               shares (as determined under
                               Rule 12b-1, as amended under
                               the federal securities laws)
                               and iii) aggregate
                               investments by the fund in
                               any such money market fund do
                               not exceed (A) the greater of
                               (1) 5% of the fund's total
                               net assets or (2) $2.5
                               million, or (B) more than 3%
                               of the outstanding shares of
                               any such money market fund.

4            Management        11. Purchase or retain in the   Proposed to be Eliminated.
             Ownership of      fund's portfolio any security
             Securities        if any officer, director, or
                               security holder of the issuer
                               is at the same time an
                               officer, director or employee
                               of the fund or of the manager
                               and such person owns
                               beneficially more than 1/2 of
                               1% of the securities, and if
                               all such persons owning more
                               than 1/2 of 1% own more than
                               5% of the outstanding
                               securities of the issuer.



                                   EXHIBIT B

                     AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made this 25th day of May, 2000 by and between Franklin Equity Fund, a corporation created under the laws of the State of California (the "Fund"), and Franklin Growth and Income Fund, a business trust created under the laws of the State of Delaware (the "Trust").

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  PLAN OF REORGANIZATION.

    (a)Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the Trust, at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of its then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, and taxes assessed by the State of California, if any, the obligations and liabilities allocated to the Fund to become the obligations and liabilities of the Trust, and (ii) to deliver to the Fund full and fractional shares of each class of the Trust equal in number to the number of full and fractional shares outstanding of each class of the Fund. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

    (b)The Trust will effect such delivery by establishing an open account for each shareholder of the Fund and by crediting to such account, the exact number of full and fractional shares of the appropriate class of the Trust such shareholder held in the corresponding class of the Fund on the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each class of the Trust shall be deemed to be the same as the net asset value per share of each corresponding class of the Fund. On such date, each certificate representing shares of a class of the Fund will represent the same number of shares of the corresponding class of the Trust. Each shareholder of the Fund will have the right to exchange his (her) share certificates for share certificates of the corresponding class of the Trust. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholder shall be canceled.

    (c)As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under California law to terminate the Fund.

2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION. The Closing shall commence at 2:00 p.m. Pacific time on August 9, 2000 or on such later date as the parties may agree, and shall be effective on the business day following the commencement of the Closing (the "Effective Date"). The Closing will take place at the principal offices of the Fund and the Trust at 777 Mariners Island Boulevard, San Mateo, CA 94404.

3. CONDITIONS PRECEDENT. The obligations of the Fund and the Trust to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

    (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

    (b) One or more post-effective amendments to the Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, containing (i) such amendments to such Registration Statement as are determined under the supervision of the Directors of the Fund to be necessary and appropriate as a result of the Agreement, and
    (ii) the adoption by the Trust as its own of such Registration Statement, as so amended, shall have been filed with the Commission, and such post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

    (c) Confirmation shall have been received from the Commission or the Staff thereof that the Trust shall, effective upon or before the Effective Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

    (d) Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, to the effect that the Reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or shareholders of the Fund or the Trust;

    (e) The Fund shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the Reorganization provided for herein, and the execution of this Agreement, has been duly authorized and approved by the Trust and constitutes a legal, valid and binding agreement of the Trust in accordance with its terms; (ii) the shares of the Trust to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust; and
    (iii) the Trust is duly organized and validly existing under the laws of the State of Delaware;

    (f) The Trust shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the Reorganization provided herein, and the execution of this Agreement, has been duly authorized and approved by the Fund and constitutes a legal, valid and binding agreement of the Fund in accordance with its terms; and
    (ii) the Fund is duly organized, validly existing and in good standing under the laws of the State of California.

    (g) The shares of the Trust shall have been duly registered, qualified or otherwise authorized for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated;

    (h) This Agreement and the Reorganization contemplated hereby shall have been adopted by an affirmative vote of a majority the outstanding shares of the Fund at a meeting of shareholders of such Fund;

    (i) The Trustees shall have taken the following action at a meeting duly called for such purposes:

       (1)  Approval of the Trust's Custodian Agreement;

       (2) Selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants for the fiscal year ending June 30, 2001;

       (3) Approval of the investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.;

       (4) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of each class of the Trust, to the Fund in consideration for the payment of the current public offering price of each corresponding class of the Trust, for the purpose of enabling the Fund to vote on matters referred to in paragraph (j) of this Section 3;

       (5)  Approval of the submission of the matters referred to in paragraph
       (j) of this Section 3 to the Fund as sole shareholder of the Trust; and

       (6) Authorization of the issuance by the Trust of shares of the Trust on the Effective Date of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

    (j)The shareholders of the Fund shall have voted to approve the Reorganization and, in connection with that vote, been informed that such a vote would have the effect of directing the Fund to vote, as sole shareholder of each class of the Trust, to:

       (1) Elect as Trustees of the Trust (the "Trustees") the following individuals: Messrs. Abbott, Ashton, Fortunato, Johnson, Johnson, Johnson, Jr., LaHaye, Macklin and Wiskemann;

       (2) Select PricewaterhouseCoopers LLP as the independent public accountants for the Trust for the fiscal year ending June 30, 2001, and

       (3) Approve a new investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.;

and the Fund shall have voted to approve each such item.

At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of the Directors, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

4. TERMINATION. The Board of Directors of the Fund may terminate this Agreement and abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Directors, the facts and circumstances make proceeding with the Agreement inadvisable.

5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

6. FURTHER ASSURANCES. The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

8. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Vice President and attested by its Secretary, all as of the day and year first-above written.

Attest:                            Franklin Growth and Income Fund
                                   (a Delaware business trust)



    /s/ Deborah R. Gatzek               /s/ David P. Goss
By _____________________________    By: __________________________


Attest:                             Franklin Equity Fund
                                    (a California Corporation)



    /s/ Deborah R. Gatzek               /s/ David P. Goss
By _____________________________    By: __________________________




                                   EXHIBIT C

                COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN
                         DELAWARE BUSINESS TRUSTS AND
                            CALIFORNIA CORPORATIONS

                    DELAWARE BUSINESS TRUST  CALIFORNIA CORPORATION
Governing Documents A Delaware Business      A California
                    Trust (a "DBT") is       corporation (a
                    created by a governing   "corporation") is
                    instrument (which may    created by filing
                    consist of one or more   articles of
                    instruments, including   incorporation with the
                    an agreement and         Secretary of State of
                    declaration of trust     California. The law
                    and By-Laws) and a       governing corporations
                    Certificate of Trust,    is referred to in this
                    which must be filed      chart as the
                    with the Delaware        "California Act."
                    Secretary of State. The
                    law governing DBTs is
                    referred to in this
                    chart as the "Delaware
                    Act."

                    A DBT is an              A corporation is
                    unincorporated           incorporated under the
                    association organized    California Act. A
                    under the Delaware Act   corporation's
                    which operates similar   operations are governed
                    to a typical             by its articles of
                    corporation. A DBT's     incorporation and
                    operations are governed  By-Laws and its
                    by a trust instrument    business and affairs
                    and By-Laws and its      are managed by or under
                    business and affairs     the direction of a
                    are managed by or under  Board of Directors.
                    the direction of a
                    Board of Trustees.

                    A DBT organized as an    A corporation organized
                    open-end investment      as an open-end
                    company is subject to    investment company is
                    the Investment Company   subject to the 1940
                    Act of 1940, as amended  Act. Shareholders own
                    (the "1940 Act").        shares of  "common
                    Shareholders own shares  stock."
                    of "beneficial
                    interest" as compared
                    to the shares of
                    "common stock" issued
                    by corporations.

Multiple Series     Under the Delaware Act,  The California Act
and Classes         a declaration of trust   authorizes a
                    may provide for          corporation to issue
                    classes, groups or       one or more classes or
                    series of shares, or     series of common stock.
                    classes, groups or       A corporation issuing
                    series of shareholders,  multiple series or
                    having such relative     classes must describe
                    rights, powers and       in its articles of
                    duties as the            incorporation the
                    declaration of trust     number of shares
                    may provide. The series  allocated to each
                    and classes of a DBT     series and/or class,
                    may be described in the  and set forth the
                    declaration of trust or  designation of each
                    in resolutions adopted   series and/or class (or
                    by the Board of          provide that the Board
                    Trustees. Neither state  may determine or alter
                    filings nor shareholder  the designation of each
                    approval is required to  class and the rights,
                    create series or         preferences, privileges
                    classes. The Directors   and restrictions
                    of Franklin Equity Fund  granted to or imposed
                    ("the CA Corporation")   upon each series or
                    have proposed to         class). As a result, a
                    reorganize the CA        corporation is required
                    Corporation from a       to obtain shareholder
                    corporation into a       approval to increase
                    Delaware business trust  the number of shares
                    (the "DE Trust"). The    the corporation is
                    DE Trust's Declaration   authorized to issue,
                    of Trust permits the     and to file with the
                    creation of multiple     state an amendment to
                    series and classes and   the articles of
                    establishes the          incorporation
                    provisions relating to   reflecting that
                    shares.                  increase.

                    The Delaware Act         The California Act does
                    explicitly provides for  not contain statutory
                    a reciprocal limitation  provisions addressing
                    of interseries           interseries liability
                    liability. Generally,    in the context of a
                    the debts, liabilities,  multiple series
                    obligations and          investment company. The
                    expenses incurred,       California Act does,
                    contracted for or        however, provide that a
                    otherwise existing with corporation which is respect to a particular authorized to issue
                    series of a multiple     more than one series or
                    series investment        class of shares shall
                    company registered       set forth any
                    under the 1940 Act are   preferences and
                    enforceable only         restrictions relating
                    against the assets of    to each such series or
                    such series, and not     class in its articles
                    against the assets of    of incorporation.
                    the DBT, or any other    Therefore, a
                    series, provided that    corporation could
                    the DBT separately       incorporate a provision
                    maintains the records    limiting interseries
                    and assets of the        liability in its
                    series and makes         articles of
                    certain disclosures in   incorporation.
                    its governing            Notwithstanding, it
                    instruments.             remains uncertain
                                             whether such a
                                             provision can validly
                                             limit interseries
                                             liability.

                    The Declaration of       The CA Corporation does
                    Trust for the DE Trust   not address interseries
                    specifically limits      liability in its
                    interseries liability.   Articles of
                    However, a court         Incorporation or
                    applying federal         By-Laws.
                    securities law may not
                    respect provisions that
                    serve to limit the
                    liability of one series
                    of an investment
                    company's shares for
                    the liabilities of
                    another series.
                    Accordingly, provisions
                    relating to series
                    liability contained in
                    the Declaration of
                    Trust may be preempted
                    by the way in which the
                    courts interpret the
                    1940 Act.

Shareholder Voting  The Declaration of       Under the California
Rights and Proxy    Trust for the DE Trust   Act, each outstanding
Requirements        provides that            share of a corporation
                    shareholders of record   is generally entitled
                    of each share are        to one vote on each
                    entitled to one vote     matter submitted to a
                    for each full share,     vote of shareholders
                    and a fractional vote    The CA Corporation's
                    for each fractional      By-Laws further provide
                    share. In addition,      a fractional vote for
                    shareholders are not     each fractional share
                    entitled to cumulative   of the corporation.
                    voting for electing a    Shareholders are
                    Trustee(s). The DE       entitled to cumulative
                    Trust's Declaration of   voting when electing
                    Trust further provides   Directors. The
                    that voting will occur   California Act permits
                    separately by series,    separate voting by
                    and if applicable, by    series or class. The CA
                    class, subject to: (i)   Corporation's Articles
                    the requirements of the  of Incorporation
                    1940 Act where shares    provide that voting
                    of the DE Trust must be  shall occur separately
                    voted in the aggregate   by class when (i)
                    without reference to     required by the
                    series or class, and     California Act or the
                    (ii) where the matter    1940 Act or (ii) the
                    affects only a           matter only affects a
                    particular series or     particular class.
                    class.

                    The By-Laws for the DE   Similar to the By-Laws
                    Trust specifically       for the DE Trust, the
                    permit the DE Trust to   California Act permits
                    accept proxies by any    a corporation to accept
                    electronic, telephonic,  written proxies as well
                    computerized             as proxies submitted by
                    telecommunications or    electronic or
                    other reasonable         telephonic means. The
                    alternative to the       CA Corporation's
                    execution of a written   By-Laws provide that
                    instrument authorizing   all proxies shall be in
                    the proxy to act,        writing and signed by
                    provided such            the shareholder or his
                    authorization is         attorney-in-fact. The
                    received within eleven   By-Laws further provide
                    (11) months before the   that proxies shall be
                    meeting.                 effective for eleven
                                             (11) months, unless the
                                             proxy provides for a
                                             longer effective period.

Shareholders'       The Delaware Act         The California Act
Meetings            permits special          requires corporations
                    shareholder meetings to  operating as registered
                    be called for any        investment companies to
                    purpose. However, the    hold shareholder
                    governing instrument     meetings when required
                    determines               to do so under the 1940
                    shareholders' rights to  Act. The California Act
                    call meetings. The       also provides that
                    Declaration of Trust     special shareholder
                    for the DE Trust         meetings may be called
                    provides that the Board  by the Board, the
                    of Trustees shall call   Chairman of the Board,
                    shareholder meetings     the President of the
                    for the purpose of: (i)  corporation, the
                    electing Trustees, (ii)  holders of at least 10%
                    for such other purposes  of the outstanding
                    as may be prescribed by  voting shares, or other
                    law, the Declaration of  persons given the
                    Trust or the By-Laws,    privilege to call such
                    and (iii) taking action  meetings, pursuant to
                    upon any other matter    the articles of
                    deemed by the Trustees   incorporation or
                    to be necessary or       By-Laws. The CA
                    desirable. The By-Laws   Corporation's By-Laws
                    further provide that a   generally reiterate the
                    special meeting may be   provisions of the
                    called at any time by    California Act
                    the Board of Trustees,   concerning the calling
                    by the Chairman of the   of shareholder meetings.
                    Board, or by the
                    President or any Vice
                    President or the
                    Secretary and any two
                    (2) Trustees. An annual
                    shareholders' meeting
                    is not required by
                    either the Delaware
                    Act, or the DE Trust's
                    Declaration of Trust,
                    or the By-Laws.

Quorum Requirement  Except when a larger     The CA Corporation's
                    quorum is required by    By-Laws generally
                    law, the By-Laws, or     mirror the California
                    the Declaration of       Act, providing that a
                    Trust, the DE Trust's    majority of the shares
                    Declaration of Trust     entitled to vote shall
                    provides that forty      constitute a quorum at
                    percent (40%) of the     a shareholders meeting.
                    shares entitled to vote
                    shall constitute a
                    quorum at a
                    shareholder's meeting.

Action Without      Delaware law permits     The California Act
Shareholders'       the governing            provides that unless
Meeting             instrument to set forth  the articles of
                    the procedure whereby    incorporation provide
                    action required to be    otherwise, any action
                    approved by              which may be taken at
                    shareholders at a        any annual or special
                    meeting may be done by   meeting of shareholders
                    consent. The DE Trust's  may be taken without a
                    Declaration of Trust     meeting and without
                    provides that any        prior notice, if
                    action taken by          shareholders having not
                    shareholders may be      less than the minimum
                    taken without a meeting  number of votes that
                    if shareholders holding  would be necessary to
                    a majority of the        take such action at a
                    shares entitled to vote  meeting at which all
                    on the matter (or such   shares entitled to vote
                    larger proportion as     thereon were present
                    shall be required by     and voted, consent to
                    any express provision    the action in writing.
                    of the Declaration of    The CA Corporation's
                    Trust or By-Laws) and    By-Laws mirror the
                    holding a majority (or   California Act with
                    such larger proportion   regard to shareholder
                    as aforesaid) of the     action by written
                    shares of any series     consent.
                    (or class) entitled to
                    vote separately on the
                    matter consent to the
                    action in writing.

Amendments to       The Delaware Act         When amending its
Governing Documents provides broad           articles of
                    flexibility with         incorporation, a
                    respect to amending to   corporation is
                    the governing documents  generally required to
                    of a DBT.                obtain the approval of
                                             the Board of Directors
                                             and the shareholders,
                                             and to file a
                                             certificate of
                                             amendment with the
                                             state. However, the
                                             California Act does
                                             permit a corporation,
                                             if authorized in its
                                             Articles of
                                             Incorporation, to
                                             increase or decrease
                                             the number of
                                             authorized shares of a
                                             class by vote of the
                                             board of directors
                                             alone.

                    The DE Trust's           The CA Corporation's
                    Declaration of Trust     Articles of
                    provides that the        Incorporation do not
                    Declaration of Trust     contain provisions
                    may be restated and/or   regarding the amendment
                    amended at any time by   of the Articles of
                    an instrument in         Incorporation, except
                    writing signed by a      it does permit the
                    majority of the then     Directors to increase
                    Trustees, and if         or decrease the number
                    required, by approval    of authorized shares of
                    of such amendment by     a class without a vote
                    shareholders in          of shareholders.
                    accordance with the
                    quorum and required
                    voting requirements as
                    set forth in the
                    Declaration of Trust.

                    The By-Laws of the DE    Most provisions of the
                    Trust may be amended or  By-Laws may be amended
                    repealed by the          or repealed by a
                    affirmative vote or      majority of the
                    written consent of a     outstanding shares
                    majority of the          entitled to vote, or by
                    outstanding shares       the Board of Directors,
                    entitled to vote, or by  subject to the rights
                    the Board of Trustees    of the shareholders.
                    subject to the rights    Certain provisions may
                    of the shareholders.     be amended only by
                                             shareholders.

Matters Requiring   The Delaware Act         Under the California
Shareholder         affords Trustees the     Act, shareholders have
Approval            ability to easily adapt  the ability to vote on
                    a DBT to future          the following matters:
                    contingencies. For       (i) the election and
                    example, Trustees have   removal of Directors;
                    the authority to         (ii) certain amendments
                    incorporate a DBT, to    to the articles of
                    merge or consolidate     incorporation and
                    with another entity, to  By-Laws; and (iii) with
                    cause multiple series    regard to a merger,
                    of a DBT to become       reorganization, or
                    separate trusts, to      transfer or sale of all
                    change the domicile, or  or substantially all of
                    to liquidate a DBT, all  the corporation's
                    without having to        assets other than in
                    obtain a shareholder     the ordinary course of
                    vote.                    business.

                    The Declaration of       The By-Laws broadly
                    Trust for the DE Trust,  provide that
                    consistent with the      shareholders shall have
                    Delaware Act, affords    the right to vote at
                    shareholders the power   any meeting of
                    to vote on the           shareholders.
                    following matters: (i)
                    the election or removal  The CA Corporation's
                    of Trustees; (ii)  as    By-Laws provide that
                    required by the          when a quorum is
                    Declaration of Trust,    present, the
                    the By-Laws, the 1940    affirmative vote of the
                    Act or the DE Trust's    majority of the shares
                    registration statement;  represented at the
                    and (iii) other matters  meeting and entitled to
                    deemed by the Board of   vote on any matter
                    Trustees to be           (other than the
                    necessary or desirable.  election of Directors)
                                             shall be the act of
                    The Declaration of       shareholders, unless a
                    Trust also provides      larger vote is required
                    that when a quorum is    by the Articles of
                    present, a majority of   Incorporation, the
                    the votes cast shall     By-Laws or by
                    decide any issues and a applicable law. In the plurality shall elect a event that shareholders
                    Trustee, unless a        vote cumulatively for
                    larger vote is required  Directors, the
                    by the Declaration of    available Director
                    Trust, the By-Laws or    slots shall be filled
                    by applicable law.       by those candidates
                                             receiving the highest
                                             number of affirmative
                                             votes of the shares
                                             entitled to be voted.

Record Date/Notice  The Delaware Act         The California Act
                    permits a governing      provides that a
                    instrument to provide    corporation may set a
                    for the establishment    record date which is
                    of record dates for      not more than sixty
                    determining voting       (60) nor less than ten
                    rights.                  (10) days before a
                                             meeting.

                    The Declaration of       Following the
                    Trust for the DE Trust   California Act, the CA
                    provides that the Board  Corporation's By-Laws
                    of Trustees may fix in   permit the Directors to
                    advance a record date    set a record date which
                    which shall not be more  shall not be more than
                    than ninety (90) days,   sixty (60) days nor
                    nor less than seven (7)  less than ten (10) days
                    days, before the date    before the date of any
                    of any such meeting.     shareholder meeting.

                    The By-Laws for the DE   The By-Laws for the CA
                    Trust provide that all   Corporation provide
                    notices of shareholder   that all notices of
                    meetings shall be sent   shareholder meetings
                    or otherwise given to    shall be sent to
                    shareholders not less    shareholders not less
                    than seven (7) days nor  than ten (10) days nor
                    more than seventy-five   more than sixty (60)
                    (75) days before the     days before the date of
                    date of the meeting.     the meeting.

Removal of          The Delaware Act is      Under the California
Trustees/           silent with respect to   Act, a Director may be
Directors           the removal of           removed with or without
                    Trustees. However, the   cause by the
                    DE Trust's Declaration   affirmative vote of a
                    of Trust states that     majority of the
                    the Board of Trustees,   outstanding shares
                    by action of a majority  entitled to vote.
                    of the then Trustees at  However, no Director
                    a duly constituted       may be removed (unless
                    meeting, may fill        the entire Board of
                    vacancies in the Board   Directors is removed)
                    of Trustees or remove    when the votes cast
                    Trustees with or         against removal would
                    without cause.           be sufficient to elect
                                             the Director if voted
                                             cumulatively at an
                                             election.

Shareholder Rights  The Delaware Act sets    Like the Delaware Act,
of Inspection       forth the rights of      the California Act
                    shareholders to gain     permits shareholders to
                    access to and receive    make reasonable demands
                    copies of certain DBT    to gain access to and
                    Trust documents and      receive copies of
                    records. This right is   certain corporate
                    qualified by the extent  documents and records.
                    otherwise provided in    Specifically, a
                    the governing            shareholder may, upon
                    instrument of the DBT    written demand and for
                    as well as a reasonable  a purpose reasonably
                    demand standard related  related to such
                    to the shareholder's     shareholder's interest
                    interest as an owner of  as a shareholder,
                    the DBT.                 inspect and copy the
                                             accounting books and
                                             records, minutes of
                                             shareholder and board
                                             meetings, and the
                                             record of shareholders'
                                             names and addresses at
                                             any time during normal
                                             business hours.

                    Consistent with          The By-Laws of the CA
                    Delaware law, the        Corporation mirror the
                    By-Laws of the DE Trust  California Act with
                    provide that a           regard to shareholder
                    shareholder shall have   inspection rights.
                    the right to inspect
                    and copy the minutes
                    and accounting books
                    and records of the
                    company upon written
                    demand at any
                    reasonable time during
                    usual business hours
                    for a purpose
                    reasonably related to
                    the shareholder's
                    interest as a
                    shareholder.

Shareholder         Personal liability is    The California Act
Liability           limited by the Delaware  generally limits a
                    Act to the amount of     shareholder's personal
                    investment in the DBT,   liability to the amount
                    and may be further       of his or her
                    limited or restricted    investment in the
                    by the governing         corporation. However, a
                    instrument.              shareholder of a
                    Shareholders of a DBT    corporation may be held
                    are entitled to the      liable for the amount
                    same limitation of       of any distribution he
                    personal liability       or she accepts with the
                    extended to              knowledge that the
                    stockholders of a        distribution was made
                    private corporation      in violation of the
                    organized for profit     California Act. There
                    under the general        is no specific mention
                    corporation law of the   of shareholder
                    State of Delaware. The   liability in the CA
                    DE Trust's Declaration   Corporation's Articles
                    of Trust specifically    of Incorporation or
                    limits the personal      By-Laws.
                    liability of
                    shareholders.

Trustee/Director    Subject to the           The California Act
Liability           declaration of trust,    provides that a
                    the Delaware Act         Director, when acting
                    provides that a          in such capacity, shall
                    Trustee, when acting in  not be subject to
                    such capacity, may not   liability if the
                    be held personally       Director performs his
                    liable to any person     or her duties in
                    other than the DBT or a  accordance with the
                    shareholder for any      standard provided under
                    act, omission or         California law. The
                    obligation of the DBT    California Act requires
                    or any Trustee. A        Directors to act in
                    Trustee's duties and     good faith and in a
                    liabilities to the DBT   manner which they
                    and its shareholders     believe to be in the
                    may be expanded or       best interests of the
                    restricted by the        corporation and its
                    provisions of the        shareholders, and to
                    Declaration of Trust.    exercise such care as
                                             an ordinarily prudent
                                             person in a like
                                             position would use
                                             under similar
                                             circumstances. A
                                             corporation may not
                                             limit a Director's
                                             liability for acts
                                             involving intentional
                                             misconduct, bad faith,
                                             or a reckless disregard
                                             for the Director's duty
                                             to the corporation, or
                                             for acts or omissions
                                             that constitute an
                                             unexcused pattern of
                                             inattention. The
                                             California Act further
                                             provides that a
                                             corporation may not
                                             limit a Director's
                                             liability in connection
                                             with the approval of
                                             improper distributions
                                             to shareholders, or
                                             with regard to
                                             interested transactions
                                             or transactions for
                                             which the Director
                                             derived an improper
                                             personal benefit.

                    The DE Trust's           The CA Corporation's
                    Declaration of Trust     Articles of
                    shields Trustees from    Incorporation and
                    liability for the acts   By-Laws do not contain
                    or omissions of any      provisions protecting
                    officer, agent,          Directors from
                    employee, manager or     liability for any
                    principal underwriter    neglect or wrongdoing.
                    or other Trustee.
                    Trustees and officers
                    of the DE Trust may be
                    held liable to the DE
                    Trust for willful
                    misfeasance, bad faith,
                    gross negligence or
                    reckless disregard of
                    the duties involved in
                    the conduct of their
                    office as a Trustee or
                    officer, but may not be
                    held liable for errors
                    of judgment or mistakes
                    of fact or law. In
                    addition, the
                    Declaration of Trust
                    also provides that
                    Trustees, acting in
                    their capacity as
                    Trustees, shall not be
                    personally liable for
                    acts done by or on
                    behalf of the DE Trust.

Indemnification     The Delaware Act         The California Act
                    permits a DBT to         allows a corporation to
                    indemnify and hold       indemnify and hold
                    harmless any Trustee,    harmless Directors and
                    shareholder or agent     officers. Accordingly,
                    from and against any     the CA Corporation's
                    and all claims and       By-Laws provide for the
                    demands. Consistent      indemnification of any
                    with the Delaware Act,   Director or officer for
                    the Declaration of       claims arising out of
                    Trust for the DE Trust   or related to the
                    provides for the         performance of their
                    indemnification of       duties as an officer or
                    officers and Trustees    Director. Like the DE
                    from and against any     Trust, the CA
                    and all claims and       Corporation does not
                    demands arising out of   indemnify Directors and
                    or related to the        officers from and
                    performance of their     against liability
                    duties as an officer or  incurred by reason of
                    Trustee. The DE Trust    willful misfeasance,
                    will not indemnify,      bad faith, gross
                    hold harmless or         negligence or reckless
                    relieve Trustees from    disregard of their
                    liability which results  duties.
                    from willful
                    misfeasance, bad faith,
                    gross negligence or
                    reckless disregard of
                    their duties.

                    The Declaration of       Neither the California
                    Trust of the DE Trust    Act nor the Articles of
                    also provides that any   Incorporation or
                    shareholder or former    By-Laws of the CA
                    shareholder that is      Corporation contain
                    exposed to liability by  specific provisions
                    reason of a claim or     permitting the
                    demand related to such   indemnification of
                    person having been a     shareholders.
                    shareholder, and not
                    because of his or her
                    acts or omissions,
                    shall be entitled to be
                    held harmless and
                    indemnified out of the
                    assets of the DE Trust.

Insurance           The Delaware Act does    Under the California
                    not contain a provision  Act, a corporation may
                    specifically related to  purchase and maintain
                    insurance. The DE        insurance on behalf of
                    Trust's Declaration of   any Director, officer,
                    Trust provides that the  employee, or other
                    Trustees shall be        agent of the
                    entitled and empowered   corporation against any
                    to the fullest extent    liability asserted
                    permitted by law to      against or incurred by
                    purchase insurance with  such person in such
                    the DE Trust's assets    capacity or arising out
                    for liability and for    of the person's status
                    all expenses reasonably  as a Director, officer,
                    incurred or paid or      employee or agent of
                    expected to be paid by   the corporation. A
                    a Trustee or officer in  corporation may carry
                    connection with any      such insurance
                    claim or proceeding in   regardless of whether
                    which he or she becomes  it would have the power
                    involved by virtue of    to indemnify the person
                    his or her capacity (or  against the liability.
                    former capacity) with
                    the DE Trust, whether
                    or not the DE Trust
                    would have the power to
                    indemnify against such
                    liability.

                    The By-Laws of the DE    Like the By-Laws of the
                    Trust permit insurance   DE Trust, the By-Laws
                    coverage only to the     of the CA Corporation
                    extent that the DE       permit insurance
                    Trust would have the     coverage only to the
                    power to indemnify       extent that the CA
                    against such liability.  Corporation would
                                             otherwise be able to
                                             indemnify against such
                                             liability under the
                                             provisions in its
                                             By-Laws.



1 The Directors of a Delaware business trust are referred to as Trustees.




                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY
































                       Please detach at perforation before mailing.



PROXY                                                                    PROXY
                        SPECIAL SHAREHOLDERS' MEETING OF
                              FRANKLIN EQUITY FUND
                                  JULY 14, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek, Barbara J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Equity Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 10:00 a.m. Pacific time on July 14, 2000, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                             VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-800/597-7836
                             CONTROL NUMBER:



                              NOTE: Please sign exactly as your name
                              appears on the proxy. If signing for
                              estates, trusts or corporations, your
                              title or capacity should be stated. If
                              shares are held jointly, each holder
                              must sign.


                              -----------------------------------------
                              Signature

                              -----------------------------------------
                              Signature

                              -----------------------------------------
                              Date                      10817 FEF





    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)










                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



































                       Please detach at perforation before mailing.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FRANKLIN EQUITY FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR), 2, 3 (INCLUDING ALL SUB-PROPOSALS), 4, 5, 6 AND 7. IF ANY OTHER MATTERS ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION PROPERLY COME BEFORE THE MEETING, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 - 7.

                                                                      FOR all   Vote      FOR all
                                                                      nominees  Withheld  nominees
                                                                                for all   (except
                                                                                           as marked
                                                                                            to the
                                                                                           contrary)
1.Election of Directors.  To withhold authority to vote for any individual nominee, strike a line through the nominee's name in
the list below.                                                            [ ]      [ ]      [ ]

01 Frank H. Abbott, III 02 Harris J. Ashton     03 S. Joseph Fortunato
04 Charles B. Johnson   05 Charles E. Johnson   06 Rupert H. Johnson, Jr.
07 Frank W.T. LaHaye    08 Gordon S. Macklin    09 R. Martin Wiskemann

                                                                           FOR    AGAINST  ABSTAIN
2.To ratify the selection of PricewaterhouseCoopers LLP as the
Fund's independent auditors for the Fund's fiscal year ending              [ ]      [ ]       [ ]
June 30, 2000.

3.To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals).
    3.a.    Borrowing                                                      [ ]      [ ]      [ ]
    3.b.    Underwriting                                                   [ ]      [ ]      [ ]
    3.c.    Lending                                                        [ ]      [ ]      [ ]
    3.d.    Real estate and commodities                                    [ ]      [ ]      [ ]
    3.e.    Short sales and issuing senior securities                      [ ]      [ ]      [ ]
    3.f.    Industry concentration                                         [ ]      [ ]      [ ]
    3.g.     Diversification                                               [ ]      [ ]      [ ]

4. To approve the elimination of certain of the Fund's                     [ ]      [ ]      [ ]
fundamental investment restrictions.

5. To approve the reorganization of the Fund from a California             [ ]      [ ]      [ ]
corporation to a Delaware business trust.

6. To amend the Fund's charter to change the Fund's name to
"Franklin Growth and Income Fund" in the event that Proposal 5             [ ]      [ ]      [ ]
is not approved.
                                                                          GRANT   WITHHOLD  ABSTAIN
7. To grant the proxyholders the authority to vote upon any
other business that may properly come before the Meeting or any
adjournments thereof.                                                      [ ]      [ ]      [ ]





                   IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY








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YOUR PROXY VOTE IS IMPORTANT!

AND NOW YOU CAN VOTE YOUR
PROXY ON THE PHONE OR ON THE INTERNET.

IT SAVES MONEY! Telephone and Internet voting saves postage costs. Savings which can help to minimize fund expenses.

IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

IT'S EASY! Just follow these simple steps:

1. Read your proxy statement and have it at hand.
2. Call toll-free 1-800-597-7836 OR GO TO Web site:
        WWW.FRANKLINTEMPLETON.COM
3. Click on the Proxy Voting link.
4. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
5. Follow the recorded or on-screen directions.
5. Do NOT mail your Proxy Card when you vote by phone or internet.